EXHIBIT 32.2
CERTIFICATION PURSUANT TO
18 U.S.C. 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with Amendment No. 1 to the Quarterly Report of EARTH DRAGON RESOURCES INC. (the "Company") on Form 10-Q for the period ended August 31, 2011, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Jason Sunstein, Secretary, Treasurer, principal accounting officer and principal financial officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: October 9, 2012

By: /s/ JASON SUNSTEIN
Name: Jason Sunstein
Title: Secretary, Treasurer, principal accounting officer and principal financial officer